Filed under Rules 497(e) and 497(k) Registration No. 033-52742

SunAmerica Series Trust

SA Morgan Stanley International Equities Portfolio

(the “Portfolio”)

Supplement dated November 3, 2017, to the Portfolio’s

Summary Prospectus, Prospectus and Statement of Additional Information

dated May 1, 2017, as supplemented and amended to date

Effective December 31, 2017, Christian Derold, a portfolio manager associated with Morgan Stanley Investment Management Inc., will no longer serve as a portfolio manager to the Portfolio. Accordingly, effective December 31, 2017, all references to Mr. Derold will be deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.